Exhibit 4

[FRONT OF CERTIFICATE]

[LOGO]

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER	BIODIESEL OF AMERICA, INC. The Corporation is authorized to issue 50,000,000 Common Shares – No Par Value	SHARES

THIS CERTIFIES THAT __________________________________ is the owner of

____________________________ fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated:___________________

[SEAL]
PRESIDENT		SECRETARY

[BACK OF CERTIFICATE]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations.  Additional abbreviations may also be used though not in the list.

TEN COM	-- as tenants in common	UNIF GIFT MIN ACT	-- ________ Custodian __________ (Minor)
TEN ENT	-- as tenants by the entireties		under Uniform Gifts to Minors Act _________ (State)
JT TEN	-- as joint tenants with right of survivorship and	UNIF TRF MIN ACT	-- ________ Custodian __________ (Minor)
	not as tenants in common		under ______(State) Uniform Transfer to Minors Act

Please insert social security or other identifying number of assignee
For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OR ASSIGNEE

Shares
represented by the within Certificate, and hereby irrevocably constitutes and appoints

Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated:_______________
In presence of

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.